MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.




FUND LOGO




Quarterly Report

August 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.



Officers and
Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Adjustable Rate Securities Fund, Inc., August 31, 1999



DEAR SHAREHOLDER

US economic growth paused briefly in the second quarter of 1999 as gross domestic product (GDP) growth rose just 1.8% compared to 4.3% in the first quarter. Much of the second quarter decline was attributable to reduced business inventories and decreased Government spending, which subtracted 1.5% from GDP growth. Consumer spending, although down slightly from the first quarter, still rose a healthy 4.6% in the second quarter and remains the most important catalyst in the ongoing eight-year economic expansion. We expect GDP growth to rebound in the third quarter because of continued strong consumer demand and a reversal of the business inventory depletion in the second quarter.

US interest rates rose during the quarter ended August 31, 1999, as the US Federal Reserve Board tightened monetary policy. Citing "continuing strains within the labor markets" coupled with "uncertainty over future productivity gains," Federal Reserve Board Chairman Alan Greenspan raised interest rates on two separate occasions from 4.75% to 5.25% during the period. While current broad market inflationary indicators show overall inflation to be near 33-year lows, the Federal Reserve Board raised interest rates in a pre-emptive measure to counter potential future inflationary pressures resulting from imbalances within the US labor market. The core consumer price index, a widely watched inflation index that excludes the volatile food and energy sectors, was up just 1.6% in 1999 on an annualized basis through August. This is the slowest rate of inflation since 1966.

Nonetheless, we see some sectors of the US economy that are stressed and could experience inflationary pressures. First, with the US unemployment rate near a 30-year low of 4.2%, labor markets remain tight. Although average hourly earnings in 1999 are up a modest 3.7% through August, there are pockets within the economy where labor shortages exist and wage gains are well exceeding the average earnings rate. Second, crude oil prices have risen more than 60% year-to-date through August 1999. While oil prices are typically volatile, we would expect these higher prices to ultimately affect the energy-dependent sectors of the US economy, such as transportation, should these price advances hold. Finally, despite rising interest rates in 1999, the US housing market remains strong. New home sales reached their second-highest level ever recorded in July 1999. More important, new home construction appears to be constrained by capacity shortages rather than slowing demand, which is being reflected in rising home prices. According to the national home price index, home prices rose 5.4% year-to-date through June 1999, compared with a yearly average price gain of just 3.0% in the 1990s.

We expect the Federal Reserve Board to remain vigilant in its watch over inflation, and we believe it could ultimately raise interest rates again this year. However, we do not believe a protracted series of interest rate hikes is likely at this time. In addition, we believe the United States is well along in the remediation of potential computer-related Year 2000 problems. As such, we do not anticipate major Year 2000 disruptions in the United States at year-end. However, we believe there are still some regions of the world where Year 2000-related problems could possibly develop. Should these Year 2000 difficulties become magnified and fears of a global recession spread, it may be possible for US interest rates to move lower in a "flight to quality" toward the US financial markets. In any event, we expect the Federal Reserve Board to provide sufficient liquidity to the US financial system at year-end should credit strains develop from Year 2000-related events.

Portfolio Strategy
During the quarter ended August 31, 1999, the yield on the one-year US Treasury bill rose 0.31% to 5.28%, while the 10-year US Treasury note rose 0.36% to 5.98%. More important, interest rate swings were volatile during the period as investors gauged the potential of future interest rate hikes by the Federal Reserve Board against temperate economic reports. During periods of heightened interest rate volatility, adjustable rate mortgage securities (ARMS) typically lag in performance, since it becomes more difficult to value the prepayment optionality of the underlying mortgages. However, ARMS performed well during the period for the following two reasons, in spite of a tumultuous environment. First, prepayments of ARMS continue to decline as higher interest rates have reduced the incentive of homeowners to refinance out of adjustable rate mortgages into fixed-rate mortgages. Consequently, slower prepayments have improved the yield of ARMS. Second, rising interest rates in 1999 have caused homeowners to favor adjustable rate mortgages rather than fixed-rate mortgages. As a result, the origination of ARMS has increased. Issuance of Government National Mortgage Association (GNMA) ARMS in the third quarter of 1999 exceeded $3.3 billion, up from just $0.5 billion in the first quarter. Since the GNMA ARMS sector acts as a benchmark for the overall ARMS market, the increase in tradable supply has improved liquidity, causing investor demand for ARMS to increase as well.

During the period, we implemented several strategies to enhance Fund performance. First, we slightly reduced our ARMS holdings to 74% of assets, while increasing our cash position. This not only allowed us to maintain the Fund's duration target of one year, but it also provided us the flexibility to pursue attractive investment opportunities should Federal Reserve Board tightening fears persist or Year 2000 liquidity concerns develop. We also added seven-year balloon mortgages to our holdings. In our opinion, these discount-priced securities not only offer extremely attractive yields as a result of wider yield spreads, but potential price appreciation if prepayment speeds increase.

In Conclusion
We thank you for your investment in Merrill Lynch Adjustable Rate
Securities Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager



September 29, 1999



Merrill Lynch Adjustable Rate Securities Fund, Inc., August 31, 1999



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                                                                Since         Standardized
                                                                 12 Month       3 Month       Inception       30-Day Yield
As of August 31, 1999                                          Total Return   Total Return   Total Return    As of 8/31/99
ML Adjustable Rate Securities Fund, Inc. Class A Shares           +4.96%         +1.32%         +34.28%           5.86%
ML Adjustable Rate Securities Fund, Inc. Class B Shares           +4.15          +1.02          +40.07            5.34
ML Adjustable Rate Securities Fund, Inc. Class C Shares           +4.11          +1.11          +28.69            5.29
ML Adjustable Rate Securities Fund, Inc. Class D Shares           +4.70          +1.15          +46.00            5.62

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 10/21/94 for Class A & Class C Shares and from 8/2/91 for Class B & Class D Shares.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                         +4.52%         +0.34%
Inception (10/21/94) through 6/30/99       +6.26          +5.33

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                         +3.72%         -0.24%
Five Years Ended 6/30/99                   +5.21          +5.21
Inception (8/02/91) through 6/30/99        +4.25          +4.25

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/99                         +3.68%         +2.69%
Inception (10/21/94) through 6/30/99       +5.33          +5.33

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                         +4.26%         +0.09%
Five Years Ended 6/30/99                   +5.73          +4.87
Inception (8/02/91) through 6/30/99        +4.77          +4.23

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Adjustable Rate Securities Fund, Inc., August 31, 1999


SCHEDULE OF INVESTMENTS
                                        Face                                                                          Percent of
                 Index                 Amount                   Issue                         Cost          Value     Net Assets
Adjustable       Certificate of      $ 1,508,654  Federal National Mortgage Association,
Rate* Mortgage   Deposit Indexed                  #307622, 6.778% due 4/01/2023            $  1,550,210   $  1,567,582    1.9%
-Backed          Obligations
Obligations**
                 Constant Maturity                Federal Home Loan Mortgage Corporation:
                 Treasury Indexed      1,318,256    #645073, 7.714% due 5/01/2015             1,340,501      1,350,797    1.6
                 Obligations             894,304    #607129, 6.976% due 1/01/2016               921,078        904,365    1.1
                                       4,221,701    #840032, 6.439% due 1/01/2019             4,379,587      4,327,243    5.2
                                       1,833,942    #606108, 6.863% due 9/01/2019             1,868,624      1,884,944    2.2
                                       1,665,742    #755194, 6.415% due 3/01/2020             1,670,026      1,697,758    2.0
                                          62,630    #785173, 6.515% due 8/01/2020                64,078         63,295    0.1
                                         951,842    #845139, 6.935% due 3/01/2022               965,619        980,692    1.2
                                       2,894,210    #845535, 7.044% due 10/01/2023            2,955,767      2,970,886    3.5
                                       4,020,100    #755170, 6.656% due 8/01/2031             4,155,778      4,104,281    4.9
                                                  Federal National Mortgage Association:
                                       6,418,647    #70169, 6.471% due 12/01/2018             6,666,678      6,567,020    7.8
                                       2,125,891    #142069, 6.494% due 12/01/2021            2,169,738      2,173,724    2.6
                                       2,060,025    #139312, 6.845% due 12/01/2021            2,126,905      2,117,637    2.5
                                         733,451    #181278, 6.57% due 9/01/2022                751,214        744,242    0.9
                                       2,111,843    #200009, 6.556% due 2/01/2023             2,119,226      2,195,007    2.6
                                       1,856,534    #291252, 7.291% due 8/01/2024             1,879,488      1,895,112    2.3
                                         461,547    #324905, 6.715% due 9/01/2025               466,077        475,575    0.6
                                                  Government National Mortgage
                                                  Association:
                                       6,831,618    #8123, 6.375% due 1/20/2023               6,956,242      6,936,081    8.3
                                       3,018,742    #8217, 6.375% due 6/20/2023               3,054,064      3,039,511    3.6
                                       2,489,357  Prudential Home Mortgage Securities
                                                  Company, Inc., REMIC (a), 92-35-A1,
                                                  7.7859% due 11/25/2022                      2,551,591      2,478,927    2.9

                 Cost of Funds         1,632,980  DLJ Mortgage Acceptance Corp.,
                 Indexed                          REMIC (a), 91-6-A1, 7.7686% due
                 Obligations                      9/25/2021                                   1,660,920      1,631,178    2.0

                 London Interbank      1,399,460  Federal National Mortgage Association,
                 Offered Rate                     #305729, 7.232% due 2/01/2025               1,439,717      1,432,264    1.7
                 Indexed                          Resolution Trust Corporation,
                 Obligations                      REMIC (a):
                                       8,478,500    92-C1-B, 7.1224% due 8/25/2023            8,439,438      8,477,991   10.1
                                       2,274,002    92-C8-A2, 6.5375% due 12/25/2023          2,274,002      2,277,776    2.7

                                                  Total Investments in Adjustable
                                                  Rate Mortgage-Backed Obligations           62,426,568     62,293,888   74.3


Derivative                            22,576,341  DLJ Mortgage Acceptance Corp., REMIC
Mortgage-Backed                                   (a), 92-6-A1, 0.6559% due 7/25/2022           335,280        310,953    0.4
Obligations**--                           31,691  Federal Home Loan Mortgage Corporation,
Interest Only (b)                                   REMIC (a)(c), 92-1363-C, 390% due
                                                  8/15/2022                                     864,750        232,533    0.3
                                                  Sears Mortgage Securities Corp.,
                                                  REMIC (a):
                                           1,477    91-K-A4, 6,063% due 9/25/2021               265,098        132,139    0.2
                                      11,318,291    92-12-A3, 0.4938 due 7/25/2022              167,231        113,183    0.1

                                                  Total Investments in Derivative
                                                  Mortgage-Backed Obligations                 1,632,359        788,808    1.0


Fixed Rate                                        Federal National Mortgage Association:
Mortgage-Backed                        5,000,000    6.50% (d), TBA (e)                        4,943,750      4,895,300    5.8
Obligations**                          1,061,249    #201892, 8.50% due 9/01/2011              1,107,656      1,084,172    1.3

                                                  Total Investments in Fixed Rate
                                                  Mortgage-Backed Obligations                 6,051,406      5,979,472    7.1

                                                  Total Investments in
                                                  Mortgage-Backed Obligations                70,110,333     69,062,168   82.4


US Government                          8,000,000  Federal National Mortgage Association,
Agency                                            5.625% due 3/15/2001                        8,092,832      7,943,760    9.5
Obligations

                                                  Total Investments in US Government
                                                  Agency Obligations                          8,092,832      7,943,760    9.5


Short-Term       Repurchase           11,032,000  Morgan Stanley, Dean Witter,
Securities       Agreements***                    Discover & Co., purchased on
                                                  8/31/1999 to yield 5.35% to
                                                  9/01/1999                                  11,032,000     11,032,000   13.1

                                                  Total Short-Term Securities                11,032,000     11,032,000   13.1


                                                  Total Investments                        $ 89,235,165     88,037,928  105.0
                                                                                           ============
                                                  Liabilities in Excess of Other

                                                  Assets                                                    (4,215,984)  (5.0)
                                                                                                          ------------  ------
                                                  Net Assets                                              $ 83,821,944  100.0%
                                                                                                          ============  ======


                 Net Asset Value:     Class A--Based on net assets of $1,009,336 and
                                               106,064 shares outstanding                                 $       9.52
                                                                                                          ============
                                      Class B--Based on net assets of $67,409,620
                                               and 7,107,411 shares outstanding                           $       9.48
                                                                                                          ============
                                      Class C--Based on net assets of $5,571,976 and
                                               587,341 shares outstanding                                 $       9.49
                                                                                                          ============
                                      Class D--Based on net assets of $9,831,012 and
                                               1,036,919 shares outstanding                               $       9.48
                                                                                                          ============

              (a)Real Estate Mortgage Investment Conduits (REMIC).
              (b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
              (c)Adjustable rate coupon that resets inversely to changes in the
                 London Interbank Offered Rate.
              (d)Represents balloon mortgages that amortize on a 30 year schedule and have 7 year maturities.
              (e)Represents or includes a "to-be-announced" (TBA) transaction. The
                 Fund has committed to purchasing securities for which all specific information is not available at this time.
                *Adjustable Rate Obligations have coupon rates which reset periodically.
               **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
              ***Repurchase Agreements are fully collateralized by US Government &
                 Agency Obligations.